SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement               / / Confidential, for Use of the
/X/ Definitive Proxy Statement                    Commission Only (as permitted
/ / Definitive Additional Materials               by Rule 14a-6(e)(2))
/ / Soliciting Material under Rule 14a-12

                                AMERIANA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
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(2)  Aggregate number of securities to which transaction applies:

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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
                         [AMERIANA BANCORP LETTERHEAD]

                                 April 16, 2004




Dear Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Ameriana Bancorp (the "Company"), to be held at the main office of Ameriana Bank and Trust, SB, 2118 Bundy Avenue, New Castle, Indiana, on Thursday, May 20, 2004, at 10:00 a.m.

     The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to appropriate questions of shareholders.

     Detailed information concerning our activities and operating performance during our fiscal year ended December 31, 2003, is contained in our annual report, which is also enclosed.

     Please sign, date and promptly return the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the Annual Meeting.


                                  Sincerely,

                                  /s/ Harry J. Bailey

                                  Harry J. Bailey
                                  President and Chief Executive Officer

                                AMERIANA BANCORP
                                2118 Bundy Avenue
                            New Castle, Indiana 47362

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 20, 2004
--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders (the "Annual Meeting") of Ameriana Bancorp (the "Company") will be held at 2118 Bundy Avenue, New Castle, Indiana, on Thursday, May 20, 2004, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of BKD, LLP as auditors for the Company for the fiscal year ending December 31, 2004; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 2, 2004, are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Nancy A. Rogers

                                Nancy A. Rogers
                                Secretary

New Castle, Indiana
April 16, 2004



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                 PROXY STATEMENT
                                       OF
                                AMERIANA BANCORP
                                2118 BUNDY AVENUE
                            NEW CASTLE, INDIANA 47362


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 2004
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ameriana Bancorp (the "Company") to be used at the Company's Annual Meeting of Shareholders (the "Annual Meeting"), which will be held at the main office of its wholly owned subsidiary, Ameriana Bank and Trust, SB (the "Bank"), 2118 Bundy Avenue, New Castle, Indiana, on Thursday, May 20, 2004, at 10:00 a.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to shareholders on or about April 16, 2004.

--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A written notice of revocation of a proxy should be sent to the Secretary, Ameriana Bancorp, 2118 Bundy Avenue, New Castle, Indiana 47362 and will be effective if received by the Secretary prior to the Annual Meeting. A previously submitted proxy will also be revoked if a shareholder attends the Annual Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of the other proposals set forth in this Proxy Statement for consideration at the Annual Meeting. Any proxies marked as abstentions will not be counted as votes cast. In addition, any shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Any proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                    VOTING SECURITIES AND SECURITY OWNERSHIP
--------------------------------------------------------------------------------

     Shareholders of record as of the close of business on April 2, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,148,788 shares of common stock, par value $1.00 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth information as of the Record Date (i) with respect to any person who was known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, and (ii) as to the Common Stock beneficially owned by each director of the Company, by each executive officer of the Company named in the "Summary Compensation Table" below and by all directors and executive officers of the Company as a group. All beneficial ownership is by sole voting and investment power, except as otherwise indicated.

                                                      As of Record Date
                                                         Amount and
                                                          Nature of
                                                         Beneficial                   Percent of
              Beneficial Owner                          Ownership (1)              Common Stock (2)
              ----------------                          -------------              ----------------
              Harry J. Bailey                              68,766                        2.17%
              Donald C. Danielson                         108,657                        3.45%
              Charles M. Drackett, Jr.                     18,480                         .59%
              R. Scott Hayes                               30,600                         .97%
              Michael E. Kent                              25,300                         .80%
              Paul W. Prior                               118,431                        3.74%
              Ronald R. Pritzke                            22,122                         .70%
              Timothy G. Clark                             31,100                         .98%
              Bradley L. Smith                              4,000                         .13%

              All Directors and Executive                 515,121                       15.59%
                Officers as a Group (15 persons)

              Jeffrey L. Gendell                          194,527 (3)                     6.2%
              Tontine Financial Partners, L.P.
              Tontine Management, L.L.C
              55 Railroad Avenue, 3rd Floor
              Greenwich, CT 06830

---------------------

(1) As to the Company's directors and named executive officers, includes 23,351, 0, 8,800, 8,800, 8,800, 8,250, 8,800, 21,500 and 4,000 shares which may be acquired by Messrs. Bailey, Danielson, Drackett, Hayes, Kent, Prior, Pritzke, Clark and Smith, respectively, and 153,865 shares which may be acquired by all directors and executive officers as a group upon the exercise of stock options which are exercisable within 60 days of the Record Date.
(2) In calculating the percentage ownership of any individual or group, the number of shares of Common Stock outstanding is deemed to include any shares which the individual or group may acquire through the exercise of options exercisable within 60 days as of the Record Date.
(3) Jeffrey L. Gendell, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. collectively reported shared or sole voting and dispositive power with respect to 194,527 shares of the Company's Common Stock on a Schedule 13D/A dated as of January 8, 2004.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company is comprised of seven members and is divided into three classes as nearly equal in number as possible. Directors serve for staggered three-year terms with one class standing for election at each annual meeting. At the Annual Meeting, two current directors will stand for election. The Board of Directors has nominated Donald C. Danielson and Paul W. Prior to serve as directors for the terms indicated below. Directors are elected by a plurality of the votes cast. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

     The following table sets forth for each nominee and for each director continuing in office, such person's name and age and the year he first became a director of the Company.

                                                                         Year First
                                                                         Elected or            Current
                                                                          Appointed             Term
          Name                                 Age (1)                    Director            To Expire
          ----                                 -------                    --------            ---------
                                    BOARD NOMINEES FOR A TERM TO EXPIRE IN 2007

          Donald C. Danielson                    84                         1989                2004

          Paul W. Prior                          82                         1989                2004

                                          DIRECTORS CONTINUING IN OFFICE

          Harry J. Bailey                        61                         1989                2005

          Charles M. Drackett, Jr.               53                         1989                2005

          Ronald R. Pritzke                      56                         1992                2005

          R. Scott Hayes                         57                         1989                2006

          Michael E. Kent                        63                         1989                2006



---------------------
(1)  At December 31, 2003.

     Listed below is certain information about the directors of the Company.

     DONALD C. DANIELSON is Vice Chairman of City Securities Corporation of Indianapolis. He served on the Board of Trustees of Indiana University for 21 years and was Chairman of the Board for 11 years. He currently is a member of the James Whitcomb Riley Children's Foundation Board of Governors, a Director of the Indiana University Foundation, Indiana Chamber of Commerce, National Fellowship of Christian Athletes, Indiana Basketball Hall of Fame, Henry County Community Foundation and Chairman of the Board for the Walther Cancer Foundation. He served as a member of President Bush's Credit Standards Advisory Committee in 1991. He has been a Director of the Bank since 1971 and Director of the Company since its formation.

     PAUL W. PRIOR is the Chairman of the Boards of the Company and the Bank. He joined the Bank as Chairman of the Board, President and Chief Executive Officer in January 1973, after having served another savings institution as Chief Executive Officer for 20 years. He became Chairman of the Board, President and Chief Executive Officer of the Company at the time of its formation in 1989. Mr. Prior served as National Chairman of the United States League of Savings
Institutions in 1984. He is a life member of the Board of Directors of the Indiana Chamber of Commerce.

     HARRY J. BAILEY has been President of the Company and the Bank since May 1990, and was appointed Chief Executive Officer in December 1990. Mr. Bailey had been the Executive Vice President and Chief Operating Officer of the Company since its formation in 1989 and of the Bank since February 1984. He has been a Director of the Bank since 1987 and a Director of the Company since its formation. From June 1983 to January 1984, Mr. Bailey, an attorney, acted as a consultant to financial institutions and for 15 years before, served in the legal department and as operations officer for thrift institutions in the Chicago area. He is a Trustee of the Henry County Memorial Hospital, Director of the New Castle/Henry County Economic Development Corporation, is a past member of the Board of Directors of the Federal Home Loan Bank of Indianapolis, past Chairman and Director of the Indiana Bankers Association, and past Director of the Henry County Community Foundation.

     CHARLES M. (KIM) DRACKETT, JR. is Chairman, President and General Manager of Fairholme Farms Inc. in Lewisville, Indiana. He is a graduate of Dartmouth College, the Indiana Institute of Food and Nutrition in

Indianapolis and the Purdue University Short Course in Agriculture. Mr. Drackett currently serves as a Trustee of the Indiana Pork Producers Association and just completed his term as a Director of The Cincinnati Nature Center where he was Chairman of its Agricultural Operations Committee. He has been a Director of the Bank since 1989 and Director of the Company since its formation.

     RONALD R. PRITZKE is a partner in the law firm Pritzke & Davis in Greenfield, Indiana. He is past President of the Greater Greenfield Chamber of Commerce. He is also a founding member, past President and served for the past twelve years on the Hancock County Community Foundation Board. In addition, he is a founding member and past President of Regreening Greenfield, Inc. and a co-founding member and Director of PARCS, Inc. (Park Advocacy Research and Conservation Society). Mr. Pritzke served as a member of the Greenfield Public Library Board for ten years. He is a former member of the Board of the Hancock County Cancer Society. Mr. Pritzke has been a Director of the Company and the Bank since his appointment in December 1992.

     R. SCOTT HAYES is a partner in Hayes Copenhaver Crider, New Castle, Indiana, the law firm which serves as General Counsel to the Company. He is President of the Henry County Redevelopment Commission. He is past Chairman and a Director of the New Castle/Henry County Economic Development Corporation, President of the Board of Trustees of Wittenbraker YMCA and a Director of BETA MU Chapter House Association, Inc. He has been a Director of the Bank since 1984 and Director of the Company since its formation.

     MICHAEL E. KENT is a private  investor.  Prior to his retirement in January
1996, Mr. Kent was Chairman, President and Chief Executive Officer of Modernfold, Inc. He was past President and is currently an Advisory Director of the Alumni Board of the Department of Mechanical and Industrial Engineering at the University of Illinois. He has been a Director of the Bank since 1987 and Director of the Company since its formation.

     The Board of Directors has determined that each of the following directors meet the definition of "independent" set forth in Rule 4200(a)(15) of the National Association of Securities Dealers' Manual: Donald C. Danielson, Paul W. Prior, Charles M. Drackett, Jr., Ronald R. Pritzke, R. Scott Hayes and Michael
E. Kent. Since the Common Stock of the Company is quoted on The Nasdaq Stock Market, Inc., the Company is required to have a Board of Directors composed in the majority of independent directors. The Company is in compliance with this listing standard. The only director who does not meet the NASD definition of "independent" is Harry J. Bailey, who is the Chief Executive Officer and President of the Company and the Bank.

-------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------

     The Board of Directors of the Company conducts its business through meetings of the Board and its committees. During the fiscal year ended December 31, 2003, the Company's Board of Directors held twelve regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during this period. Each member of the Board of Directors of the Company also serves as a member of the Board of Directors of the Bank and various committees thereof.

     The Company's Board of Directors has an Audit Committee, which is responsible for the review and evaluation of the Company's annual audit and related financial matters. This committee consists of Chairman Kent and
Directors  Drackett  and  Pritzke.  The  members  of  the  Audit  Committee  are
"independent," as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and as defined in Section 10A(m)(3) and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has determined that Director Kent is the audit committee member with "financial sophistication" as defined by NASD Rule 4250(d)(2)(A). However, the Board has also determined that neither Director Kent, nor any other member of the Audit Committee, has the attributes to meet the definition of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Therefore, the Company does not have an "audit committee financial expert" serving on its audit committee. The Board of Directors has determined that by satisfying the requirements of the listing standards of the National Association of Securities Dealers with a member of the audit committee that has the requisite "financial sophistication"
qualifications, the Company's Audit Committee has the financial expertise necessary to fulfill the duties and the obligations of the audit committee. The Board of Directors has concluded that the appointment of an additional director to the Audit Committee is not necessary at this time.

     The Company's Board of Directors has adopted a written charter for the Audit Committee, which was recently amended and is attached hereto as Annex A. The Audit Committee met six times during fiscal 2003.

     All of the directors of the Company who are "independent", as defined in NASD Rule 4200(a)(15), and who are not nominees for any given year act as the Company's nominating committee for the annual selection of its nominees for election as directors that year. The nominating committee met one time in this capacity during fiscal 2003. For this year's Annual Meeting, the directors who are serving on the nominating committee are: Charles M. Drackett, Jr., Ronald R. Pritzke, R. Scott Hayes and Michael E. Kent. The Board of Directors has adopted a charter for its nominating committee which is included as Annex B hereto, which will apply to director nominations commencing in 2005.

     In its deliberations, the nominating committee considers a candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company's market area. Any nominee for director made by the nominating committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the nominating committee solicits its then current directors for the names of potential qualified candidates. The nominating committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The nominating committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the nominating committee's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, in accordance with the procedures in the Company's Articles of Incorporation, the nominating committee would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the nominating committee would evaluate nominees for director recommended by the Board of Directors.

     The nominating committee will consider recommendations for directorships submitted by shareholders. Shareholders who wish the nominating committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the nominating committee in care of the Secretary, Ameriana Bancorp, 2118 Bundy Avenue, New Castle, Indiana 47362. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company which are beneficially owned by the shareholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the shareholder believes the recommended candidate should be nominated for election as a director. In addition, the shareholder making such recommendation must promptly provide any other information reasonably requested by the nominating committee. In order to be considered by the nominating committee for nomination for election at an annual meeting of shareholders, the recommendation must be received by the January 1 preceding that annual meeting. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Ameriana Bancorp, 2118 Bundy Avenue, New Castle, Indiana 47362. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

     The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. All of the Company's directors attended the Company's 2003 annual meeting of shareholders.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company's Board of Directors has also appointed a Committee on Compensation and Stock Options, which serves as the Company's Compensation Committee and is responsible for administering the wage, salary and stock option plans of the Company and the Bank. This committee consists of Chairman Danielson and Directors Hayes and Kent, each of whom are "independent" as defined in NASD Rule 4200(a)(15). During the past fiscal year, Mr. Hayes' law firm has performed services for the Company and the Bank. See "Transactions with Management." This committee met four times during fiscal 2003.

     The Company and the Bank had no "interlocking" relationships that existed during the year ended December 31, 2003 in which (i) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Bank and the Company), one of whose executive officers served on the Compensation Committee of the Company or the Bank, (ii) any executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company or the Bank, or (iii) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Company and the Bank), one of whose executive officers served as a member of the Company or the Bank's Board of Directors.

-------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
-------------------------------------------------------------------------------

     DIRECTORS FEES. All of the members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Company's directors, except the Chairman, receive fees of $6,600 annually. The Company's Chairman receives fees of $12,600. The Bank's directors receive annual fees of $6,000 in addition to $500 for each Board meeting they attend. Employees who serve as directors do not receive directors' fees. The Bank's directors, except employee directors, also received fees of $300 for each Board committee meeting they attended.

     DIRECTOR SUPPLEMENTAL RETIREMENT PROGRAM. In order to provide retirement benefits for non-employee directors, the Bank has established a director supplemental retirement program that became effective June 4, 1999. Pursuant to the program, the Bank has established a pre-retirement account for the benefit of each non-employee director, which is increased or decreased each year by an amount equal to the difference between the after-tax earnings on specified adjustable life insurance contracts less that year's premium expense and less the Bank's cost of funds expense on premiums paid to date (the "Index Retirement Benefit"). If the director continues in office until normal retirement age (the later of 65 or five years from the effective date of the program), he will be entitled to receive the balance in his pre-retirement account in ten equal annual installments, plus any additional Index Retirement Benefit accruing to his account for each year thereafter. In the event of disability, a director will become 100% vested and entitled to immediately begin receiving retirement benefits. In the event of a director's death, the remaining unpaid balance of his account shall be paid in a lump sum to his designated beneficiaries. If a director resigns prior to normal retirement age, he will be entitled to receive a percentage of the balance in his pre-retirement account plus a percentage of the Index Retirement Benefit accruing thereafter. The applicable percentage will be equal to 10% times his number of years of service up to 100%. In the event his service is terminated following a change in control, he will be entitled to receive his benefits at normal retirement age as if he had been continuously serving until that time. For purposes of the Director Supplemental Retirement Program, a change in control will occur if any corporation, person or group acquires more than 25% of the voting stock of the Company or the Bank. At December 31, 2003, the balances in the pre-retirement accounts of Messrs. Prior, Danielson, Drackett, Hayes, Kent and Pritzke were $138,794, $90,854, $38,555, $72,241, $207,918 and $45,857, respectively. Prior service cost has not been allocated against the individual balances.

     In order to fund the benefits payable under the Director Supplemental Retirement Program, the Bank has purchased life insurance policies on each director. The policies are designed to offset the program's costs during the lifetime of the participant and to provide complete recovery of all the program's costs at their death. The Bank has entered into split dollar agreements with each of the directors pursuant to which their beneficiaries are entitled to a death benefit equal to 80% of the net-at-risk insurance portion of the policy proceeds (total proceeds less cash value of the policy) if a director dies while serving on the Board or has retired or terminated service due to disability. If a director is otherwise not serving on the Board at his death, his beneficiaries will be entitled to a reduced death benefit.

-------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth information regarding cash and noncash compensation for each of the last three fiscal years awarded to or earned by (i) the Company's Chief Executive Officer, and (ii) the two other most highly compensated executive officers ("Named Executive Officers") of the Company and subsidiaries who were serving as such at the end of the fiscal year and whose total salary and bonus for the year exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                        Annual Compensation
                                               --------------------------------------      All Other
Name and Principal Position          Year      Salary     Bonus      Other Annual (1)    Compensation
---------------------------         ------     ------     -----      ----------------    ------------
Harry J. Bailey                     2003    $ 267,000     $     --     $      --          $ 2,548 (2)
  President and Chief Executive     2002      267,000           --            --            2,094
  Officer of the Company            2001      255,000       57,000            --            1,970
  and the Bank

Timothy G. Clark                    2003    $ 157,500     $     --     $      --          $   635 (2)
  Executive Vice President and      2002      157,500           --            --              569
  Chief Operating Officer of the    2001      147,500       26,500            --              533
  Company and the Bank

Bradley L. Smith *                  2003    $ 112,500     $     --     $      --          $    --
  Senior Vice President -           2002      105,000           --            --               --
  Treasurer of the Company
  and the Bank

-----------
* Mr. Smith commenced his employment with the Company and the Bank on April 10, 2002.
(1) The value of perquisites and personal benefits received by any named executive officer did not exceed the lesser of $50,000 or 10% of salary and bonus in 2003, 2002 or 2001.
(2)  Consists of income attributable to split dollar plan agreement.

     The Company did not grant any stock options or stock appreciation rights in 2003.

     YEAR-END OPTION VALUES. The following table sets forth information regarding the number and value of options held by the Named Executive Officers at the end of 2003. No Named Executive Officer exercised options during the last fiscal year.

                            Number of Value of
                          Securities Underlying                            Exercisable
                           Unexercised Options                        In-the-Money Options
                               at Year-End                               at Year-End (1)
                       -------------------------------            -----------------------------
Name                   Exercisable       Unexercisable            Exercisable     Unexercisable
----                   -----------       -------------            -----------     -------------
Harry J. Bailey          23,851               --                     $7,246         $     --
Timothy G. Clark         21,500               --                      1,250               --
Bradley L. Smith          4,000            4,000                      1,000            1,000

---------------
(1) Options are considered in-the-money if the market value of the underlying securities exceeds the exercise price of the options.

     EMPLOYMENT AND OTHER AGREEMENTS. The Bank has employment agreements with Harry J. Bailey as President and Chief Executive Officer, Timothy G. Clark as Chief Operating Officer and Bradley L. Smith as Chief Financial Officer, respectively. The agreements currently provide for minimum annual salaries of $267,000, $166,000 and $119,000, respectively, and terms of three years. Each agreement provides for annual salary review by the Board of Directors, as well as inclusion of the executives in any discretionary bonus plans, customary fringe benefits, vacation and sick leave. The agreements provide that the Bank may terminate the executives at any time. In the event an executive is terminated for a reason other than "cause," as defined in the agreements, normal retirement or disability, the Bank will continue to pay the executive (or his beneficiary or estate) at his highest monthly salary rate for the remainder of the term of the agreement, provided that the total of such payments does not exceed three times his annual rate of salary as of the date of termination.

     Each of these agreements provides that in the event of disability, the executive shall continue to receive their full compensation for the first 18 months from the date of such disability, at which time the Bank may terminate the agreement and the executive shall receive 60% of his monthly salary at the time he became disabled until the earlier of his death or his normal retirement date under the Bank's pension plan. The agreements provide that these amounts shall be offset by any amounts paid to the executives under any other disability program maintained by the Bank.

     The agreements further provide that if: (a) after a change in control of the Bank or the Company, the Bank (i) terminates the employment of the executives for any reason other than cause, retirement or disability, (ii) otherwise changes the present capacity or circumstances of their employment, or
(iii) reduces their responsibilities, authority, compensation or benefits (including, in the case of Mr. Bailey, the failure to elect or re-elect him to the Board of Directors of the Bank or the Company) without their written consent; (b) the executive voluntarily terminates their employment within 30 days following a change in control; or (c) during the period beginning six months before a change in control and ending on the later of one year after the change in control or the expiration date of the agreement, the Bank changes the present capacity or circumstances of their employment or reduces their responsibilities, authority, compensation or benefits (including, in the case of Mr. Bailey, the failure to elect or re-elect him to the Board of Directors of the Bank or the Company) without their written consent, the Bank shall promptly pay the executives a sum equal to 2.99 times the average annual compensation paid to them for the five most recent taxable years ending before the change in control, subject to such reduction as may be required to prevent the payment from being deemed an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986. "Change in control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the Company's stock, the ability to control the election of a majority of the Bank's or the Company's directors, controlling influence over the management or policies of the Bank or the Company by any person or group or a change in the majority of the Board of Directors over any two-year period which was not approved by two-thirds of the incumbent directors. In the event of termination of employment in connection with a change in control which would activate such severance payment provisions, the estimated amounts payable to Messrs. Bailey, Clark and Smith would be $755,872, $439,231 and $325,162, respectively, based upon their compensation during the five years ended December 31, 2003.

     PENSION PLAN. The following table shows the estimated annual benefits payable under the Bank's defined-benefit pension plan based upon the respective years-of-service and compensation indicated below as calculated under the plan.

           Average of High                           Years of Service at Age 65
              Five Years           ----------------------------------------------------------------
            Compensation              5          10             20             30              40
            -------------          -------     ------         ------         ------          ------
              $  50,000           $ 3,800      $ 7,500        $15,000        $22,500        $ 30,000
                 75,000             5,600       11,300         22,500         33,800          45,000
                100,000             7,500       15,000         30,000         45,000          60,000
                150,000            11,300       22,500         45,000         67,500          90,000
                200,000            15,000       30,000         60,000         90,000         120,000


     The compensation covered by the plan consists of the employee's salary and bonus (as set forth under "Annual Compensation" in the Summary Compensation Table above) up to applicable legal limits ($200,000 for the 2002 plan year and $200,000 for the 2003 plan year). As of December 31, 2003, Messrs. Bailey, Clark and Smith had 20, 6 and 1 year(s) of service, respectively, under the plan. Participants are not eligible for benefits under the plan until they have completed five years of service. Benefits under the plan are computed on the basis of compensation and years of service and are not subject to any deduction for social security or other offset amounts.

     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN. In order to supplement the retirement benefits to which executive officers are entitled under the Company's pension plan, the Bank entered into executive supplemental retirement plan agreements with Messrs. Bailey and Clark effective February 23, 1999, as amended effective November 24, 2003. The agreements with the executives establish pre-retirement accounts similar to those established under the Director Supplemental Retirement Program agreements described in "Director Compensation." If the executives remain in the employment of the Bank until age 65, they will be entitled to receive the balance in their pre-retirement account in 10 equal annual installments plus any additional Index Retirement Benefits accruing each year thereafter. In the event of disability, the executives will become 100% vested in their accounts and entitled to immediately begin receiving their retirement benefits. In the event of the executive's death, the remaining unpaid balance of his account shall be paid in a lump sum to his designated beneficiaries. If the executive voluntarily resigns, he will be entitled to receive 5% times the number of full years that he served the Bank from February 23, 2004 (to a maximum of 100%) times the balance in his pre-retirement account payable over 10 years in equal installments commencing when the executive attains 65 years of age. In addition to these payments, the executive will be entitled to receive each year for the period, beginning in the year he attains age 65 until his death, 5% times the number of full years that he served the Bank since February 23, 2004 (to a maximum of 100%) times the Index Retirement Benefit for each year. If the executive is terminated without cause prior to age 65, he will be entitled to receive 10% times the number of full years that he served the Bank (to a maximum of 100%) times the balance in his pre-retirement account payable in equal installments over the course of 10 years, commencing when the executive attains 65 years of age. In addition to these payments, the executive is entitled to receive, each year beginning in the year in which he attains age 65 until his death, 10% times the number of full years that he served the Bank (to a maximum of 100%) times the Index Retirement Benefit for each year. In the event the executives are terminated following a change in control, they will be entitled to receive their benefits at age 65 as if they had been continuously employed until age 65. For purposes of the agreements, a change in control will occur if any corporation, person or group acquires more than 25% of the voting stock of the Company or the Bank. If an executive is discharged at any time for cause, he will forfeit all benefits under the agreements. At December 31, 2003, the balances in the pre-retirement accounts of Messrs. Bailey and Clark were $765,276 and $55,356 respectively. Prior service cost has not been allocated against the individual balances.

     In order to fund the benefits payable under the Executive Supplemental Retirement Plan, the Bank has purchased variable life insurance policies on Messrs. Bailey and Clark. The policies are designed to offset the program's costs during the lifetime of the participant and to provide complete recovery of all the program's costs at their death. The Bank is the sole owner of these policies and has exclusive rights to the cash surrender value. The Company has entered into split dollar agreements with the executives similar to those entered into with directors.

REPORT OF COMMITTEE ON COMPENSATION AND STOCK OPTIONS

     The Committee on Compensation and Stock Options (the "Compensation Committee") of the Board of Directors is composed entirely of directors who are independent as defined in NASD Rule 4200(a)(15) and it has overall responsibility to review and recommend compensation plans and structure to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee recommends on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee also reviews and makes recommendations on annual cash bonus programs, long-term incentive programs, grants of stock options and other executive benefits. The Committee has available to it access to independent compensation data.

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's annual and long-term performance goals, reward exceptional corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management. Management compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company's industry, with attention given to rewarding management based upon the Company's level of performance.

     The Compensation Committee endorses the position that equity ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

     Base  salaries  for  all  employees  are   determined  by  evaluating   the
responsibilities of the position held and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the banking industry. Minimum, midpoint and maximum levels are then established within the base salary ranges that are used to recognize the performance of an individual.

     Annual salary adjustments are determined by evaluating changes in compensation in the marketplace, the performance of the company, the performance of the executive and any increased responsibilities assumed by the executive. Above-average performance is recognized and rewarded by placing an executive at a higher level in the salary range. Based on the Company's performance this year, Mr. Bailey, Chief Executive Officer, informed the Compensation Committee that he would not accept a raise.

     The Company has an annual incentive plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of annual cash bonuses to executives if the Company's annual goals relating to net income and return on equity are met. Threshold, target and maximum performance goals are set by the Board of Directors at the beginning of each fiscal year, as well as the maximum percentage of base salary that can be earned. Individual performance is taken into account in determining a portion of the bonus, but no bonus is paid unless predetermined threshold levels of net income and return on equity are met.

     A stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link to shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

     The base salary of the Chief Executive Officer is established by the terms of the employment agreement entered into between Mr. Bailey and the Bank. The Chief Executive Officer's base salary under the agreement was determined on the basis of the Committee's review and evaluation of the compensation of chief executives of other financial institutions similar in size to the company. The Chief Executive Officer's bonus is determined under the same criteria used for all executive officers as a group.

     In fiscal 2003, the Company did not exceed the targeted performance objectives under the incentive bonus plan and no bonus was awarded.

                                 COMMITTEE ON COMPENSATION AND STOCK OPTIONS
                                 AMERIANA BANCORP

                                 Donald C. Danielson (Chairman)
                                 R. Scott Hayes
                                 Michael E. Kent

                                STOCK PERFORMANCE

     The following graph shows the cumulative total return on the Common Stock over the last five years, compared with the cumulative total return of the Nasdaq index for stocks of savings institutions (U.S. Companies, SIC 6030-39) (the "Industry Index") and the Index for the Nasdaq Stock Market (U.S. Companies, all SIC) (the "Market Index") over the same period, as if $100 were invested on December 31, 1998 in the Common Stock and each index. Cumulative total return represents the total increase in value since December 31, 1998, assuming reinvestment of all dividends paid.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1998 through December 31, 2003

                  Comparison of 5 Year Cumulative Total Return
                Assumes Initial Investment of $100 December 2003

     [Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq US Stock Market and as compared to the equity securities of savings institutions and savings institution holding companies traded on the Nasdaq Stock Market. Line graph plots the cumulative total return from December 31, 1998 to December 31, 2003. Plot points are provided below.]

-------------------------------------------------------------------------------------
                                1998     1999     2000      2001     2002      2003
                               ------   ------   ------    ------   ------    ------
Ameriana Bancorp             $100.00  $ 84.10   $ 65.25   $ 87.37  $ 78.50   $103.76
-------------------------------------------------------------------------------------
Nasdaq US                     100.00   186.12    113.20     89.65    61.65     93.10
-------------------------------------------------------------------------------------
Savings Institutions Index    100.00    88.07    107.04    134.85   173.93    258.89
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------------------------------

     The Bank offers mortgage and consumer loans to its directors, officers and employees. In the opinion of management, these loans do not involve more than the normal risk of collectibility and are made in the ordinary course of business and on substantially the same terms, including interest rates, as those prevailing at the time for nonaffiliated persons.

     The law firm of Hayes Copenhaver Crider, of which R. Scott Hayes, a director of the Company and the Bank and a member of the Committee on Compensation and Stock Options, is a partner, serves as General Counsel to the Company and performs legal services to the Company and the Bank on a regular basis. Estimated legal fees for services rendered to the Company and its subsidiaries by the law firm of Hayes Copenhaver Crider during 2003 amounted to approximately $182,000.


-------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
-------------------------------------------------------------------------------

     BKD, LLP, which was the Company's independent auditing firm for 2003, has been retained by the Board of Directors to be the Company's auditors for 2004, subject to ratification by the Company's shareholders. A representative of BKD, LLP is expected to be present at the Annual Meeting, and he will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees to BKD, LLP for professional services rendered in the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal years ended December 31, 2002 and 2003, were $95,476 and $79,569, respectively.

AUDIT-RELATED FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees for assurance and related services by BKD, LLP that were reasonably related to the performance of the audit and review of the Company's financial statements (other than audit fees) were $14,990 and $10,233, respectively.

TAX FEES

     During the fiscal years ended December 31, 2002 and 2003, the aggregate fees by BKD, LLP for professional services rendered by BKD, LLP to the Company for tax compliance, tax advice and tax planning were $22,300 and $29,950, respectively.

ALL OTHER FEES

     For the fiscal year ended December 31, 2002 and 2003, the aggregate fees paid by the Company to BKD, LLP for all other services (other than audit, audit-related and tax fees) were $24,041 and $26,510, respectively.

     The Audit Committee's charter provides that the Audit Committee will pre-approve all audit and non-audit services to be provided by the independent auditor (subject to any exceptions permitted by the SEC), review the independent auditor's proposed audit scope and approach, and disclose to investors in periodic reports filed with the SEC all non-audit services and all reportable fees paid to the independent auditor. The authority to grant pre-approvals may be delegated to one or more members of the Committee, so long as any decision of such designated director is presented to the full Committee for its approval at its next schedule meeting. During fiscal years ended December 31, 2002 and 2003, the Audit Committee approved 100% of all of "audit-related", "tax" and "other fees".

     The appointment of the auditors must be ratified by a majority of the votes cast by the shareholders of the Company at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.


-------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
-------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003, with the management of the Company;

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements and discussed with the independent auditors their independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                    MEMBERS OF THE AUDIT COMMITTEE


                                    Michael E. Kent
                                    Charles M. Drackett, Jr.
                                    Ronald R. Pritzke

-------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2003 all Reporting Persons have complied with these reporting requirements.

-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors and officers of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Shareholders for 2003 accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation materials nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, AMERIANA BANCORP, 2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47362.

-------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at the Company's headquarters, 2118 Bundy Avenue, New Castle, Indiana 47362, no later than December 17, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Shareholder proposals, other than those submitted pursuant to the Exchange Act, must be delivered or mailed in writing, in the form prescribed by the Company's Articles of Incorporation, to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Nancy A. Rogers

                                 Nancy A. Rogers
                                 Secretary

New Castle, Indiana
April 16, 2004

                                                                         ANNEX A


                                AMERIANA BANCORP
                                ----------------
                             AUDIT COMMITTEE CHARTER
                             -----------------------

     The responsibility of the Audit Committee (the "Committee") of Ameriana Bancorp (the "Corporation") shall be to assist the Board of Directors in fulfilling its responsibilities to the shareholders by determining that management has established a system to provide reasonable assurance that financial disclosures reasonably portray the Corporation's financial condition and results of operations. The Committee shall establish and maintain lines of communications between itself and the Board of Directors, the Internal Auditor, the Corporation's independent auditors, and management. The Committee intends to fulfill its responsibilities as follows:

                                   COMPOSITION
                                   -----------

     A. The Committee shall consist of three or more independent directors, each of whom is "independent" as such term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Act") and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), the ("SEC Regulations"), or whose failure to be "independent" shall fall within one of the exemptions set forth in the Act and SEC Regulations, and is independent under the rules of the Nasdaq Stock Market ("Nasdaq") as set forth in the National Association of Securities Dealers' Manual (the "Manual").

     B. Each Committee member shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the Corporation's balance sheet, income statement and cash flow statement.) Additionally, at least one Committee member shall have past employment experience in Finance or accounting, requisite professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     These requirements are intended to satisfy the Act and the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

                               FINANCIAL REPORTING
                               -------------------

     A. The Committee will be responsible for reviewing, on a periodic basis, the bank's external auditing program.

     B. The Committee will oversee the quarterly regulatory reporting process by annually reviewing the process with the CFO. The Committee will also review copies of all filings made with the SEC.

     C. The Committee will review management reports on all cases of financial misconduct by employees, officers or directors and consider the implications thereof on the adequacy of internal controls.

     D. The Committee will make itself available to consult with management when management seeks a second opinion on accounting or auditing questions.

     E. The Committee will have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Corporation will provide the Committee with appropriate funding, as determined by the committee, for payment of: (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (b) compensation to any advisers employed by the audit committee; and (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

                              INDEPENDENT AUDITORS
                              --------------------

     A. The Committee will annually review the independence of the external auditor.

     B. The Committee will review the responsibilities of the external auditor and require that the independent auditor rotate all "audit partners" as required by the regulations issued by the SEC.

     C. The Committee will appoint, compensate, retain and oversee the work of the independent auditors employed for the purpose of preparing and issuing an audit report with respect to the Corporation or preparing other audit, review or attest services for the Corporation; such independent auditors shall be duly registered with the Public Accounting Oversight Board; and, such independent auditors shall be instructed to report directly to the Committee.

     D. The Committee will pre-approve all audit and non-audit services to be provided by the independent auditor (subject to any exceptions permitted by the SEC), review the independent auditor's proposed audit scope and approach, and disclose to investors in periodic reports filed with the SEC all non-audit services and all reportable fees paid to the independent auditor.

     E. The authority to grant pre-approvals will be delegated to one or more members of the Committee, so long as any decision of such designated director is presented to the full Committee for its approval at its next scheduled meeting.

     F. The Committee will receive and review a timely report from the independent auditors performing the audit of the Corporation, which details: (1) all "critical accounting policies and practices" to be used in the audit; (2) all alternate presentation and disclosure of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosure and the treatment preferred by the independent auditors; and (3) other material written communication between the independent auditors and the management of the Corporation, including, but not limited to, any management letter or scheduled or unadjusted differences.

     G. The Committee will review management's response to the auditor's recommendations regarding internal control, significant accounting policies and financial reporting issues.

     H. The Committee will resolve disagreements between management and the accountants regarding financial reporting.

     I. The Committee will discuss with the independent auditors the matters required to be discussed by SAS 61 Communication with Audit Committees and SAS 90 Audit Committee Communications, which include:

     (a)  methods used to account for significant unusual transactions;
     (b) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
     (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
     (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; and
     (e) information regarding the auditor's judgment about quality, not just acceptability, of the Corporation's auditing principles.

                                INTERNAL CONTROL
                                ----------------

     A. The Committee will be responsible for reviewing, on an annual basis, the Corporation's internal audit plan and audit policies and the adequacy of this written Audit Committee Charter.

     B. The Committee will be responsible for reviewing, on a periodic basis, the Corporation's internal audit reports.

     C. The Committee will direct special investigations into significant matters brought to its attention within the scope of its duties.

     D. The Committee will report its activities to the Board on a regular basis.

     E. The Committee will establish procedures for the receipt, retention, and treatment of complaints received from employees by the bank regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by bank employees of concerns regarding questionable accounting or auditing matters.

                                                                         ANNEX B

                                     CHARTER
                                     OF THE
                       NOMINATING AND GOVERNANCE COMMITTEE
                                     OF THE
                     BOARD OF DIRECTORS OF AMERIANA BANCORP
                      AS APPROVED BY THE BOARD OF DIRECTORS
                                ON March 29, 2004



I.   AUTHORITY AND COMPOSITION

The Committee is established pursuant to Section 14 of the Restated Bylaws of Ameriana Bancorp (the "Corporation"). Committee members should be appointed annually by the Board and may be replaced by the Board. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of NASD Rule 4350(c)(4) and NASD Rule 4200(a)(15) and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's duties and responsibilities.

II.  PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Corporation's stockholders, and (ii) promoting the best interests of the Corporation and its shareholders through the implementation of sound corporate governance principles and practices.

III. RESPONSIBILITIES OF THE COMMITTEE

THE FOLLOWING ACTIVITIES ARE SET FORTH AS A GUIDE WITH THE UNDERSTANDING THAT THE COMMITTEE MAY DIVERGE FROM THIS GUIDE AS IT CONSIDERS APPROPRIATE.


     (a) Identify potential candidates for nomination as Directors on an ongoing basis, in such manner as the Committee deems appropriate;

     (b) Recommend to the Board the number of Directors to be elected and a slate of nominees for election as Directors at the Corporation's annual meeting of shareholders;

     (c) As the need arises to fill vacancies, recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

     (d) Recommend to the Board standards for determining director independence consistent with the requirements of the NASD Rules and other legal or regulatory corporation governance requirements and review and assess these standards on a periodic basis;

     (e) Review the qualifications and independence of the members of the Board and its various Committees on a periodic basis and make recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board and its Committees;

     (f)  Oversee  the   Corporation's   director   orientation  and  continuing
          education  programs;

     (g) Jointly with the Compensation Committee, oversee matters related to the compensation and benefits of outside, non-employee Directors and make such recommendations to the Board as the Committee deems appropriate;

     (h) Recommend to the Board a retirement policy for Directors and a policy relating to Directors who have experienced a change in the job responsibilities they held at the time they became a Director;

     (i) Recommend to the Board such changes to the Board's Committee structure and Committee functions as the Committee deems advisable;

     (j) Confirm that each standing Committee of the Board has a Charter in effect and that such Charter is reviewed at least annually by its Committee;

     (k) Recommend to the Board a Common Stock Purchase Guideline for outside Directors and interpret and implement the Guideline in such manner as the Committee deems appropriate;

     (l)  Review  shareholder   proposals  and  nominations  duly  and  properly
          submitted to the Corporation and recommend appropriate action to the Board;

     (m) Review any proposed amendments to the Corporation's Articles of Incorporation and Bylaws and recommend appropriate action to the Board;

     (n) Review and assess the Corporation's compliance with the corporate governance requirements established by the Nasdaq and the requirements established under the Sarbanes-Oxley Act, by federal banking laws and regulations or otherwise as applicable to each of the Corporation and its subsidiaries and controlled affiliates;

     (o)  Monitor  the  Board's  and  the  Corporation's   compliance  with  any
          commitments  made  to  the   Corporation's   regulators  or  otherwise
          regarding changes in corporate governance practices;

     (p) Recommend to the Board such additional actions related to corporate governance matters as the Committee may deem necessary or advisable from time to time;

     (q) Review and assess the quality and clarity of the information provided to the Board and the Committee and make recommendations to management as the Committee deems appropriate from time to time for improving such materials;

     (r) Evaluate the effectiveness of the Board's oversight of management activities and the major operations of the Corporation and its subsidiaries and controlled affiliates;

     (s) Review and assess the Board's effectiveness in monitoring exceptions to Board-approved policies and guidelines;

     (t) Review Board and Committee processes for assessing the adequacy and completeness of their respective minutes, the process for the review and approval of such minutes and the retention of such minutes and any related materials presented to the Board and its Committees for review; and

     (u) Receive comments from all Directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board near or following the end of each fiscal year.

WITH RESPECT TO THE RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE SHALL:

     (a)  Report regularly to the Board on its activities;

     (b) Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

     (c) Have the sole authority to retain and terminate any search firm to be used to identify Director candidates and to approve the search firm's fees and other retention terms;

     (d) Have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

     (e) Form and delegate authority to subcommittees of one or more Committee members when appropriate;

     (f) Review and reassess the adequacy of this Charter and Code of Ethics annually and recommend to the Board any proposed changes to this Charter; and

     (g)  Annually review the Committee's own performance.

IV.  GENERAL

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     (a) One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

     (b) Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

     (c) Another Committee of the Board as to matters within its designated authority which Committee the Committee member reasonably believes to merit confidence.

PLEASE MARK VOTES                    REVOCABLE PROXY
AS IN THIS EXAMPLE                   AMERIANA BANCORP

                                                                                                                      WITH-
ANNUAL MEETING OF SHAREHOLDERS                                        I.  The election as director of all      FOR    HOLD    EXCEPT
         May 20, 2004                                                     nominees listed below (except as
                                                                          marked to the contrary below):       / /    / /       / /
The undersigned hereby appoints the full Board of Directors
of the Company or a majority thereof with full powers of
substitution, to act as attorneys and proxies for the                     Donald C. Danielson
undersigned, and to vote all shares of common stock of the                Paul W. Prior
Company which the undersigned is entitled to vote at the
Annual Meeting of Shareholders, to be held at the main
office of Ameriana Bank and Trust, SB, 2118 Bundy Avenue,
New Castle, Indiana, Thursday, May 20, 2004, at 10:00 a.m.
and at any and all adjournments thereof, as follows:





                                                                      INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                      INDIVIDUAL NOMINEE,  MARK "EXCEPT" AND WRITE THAT NOMINEE'S
                                                                      NAME IN THE SPACE PROVIDED BELOW.

                                                                      ----------------------------------------------------



                                                                                                              FOR   AGAINST  ABSTAIN
                                                                      II.  The ratification of the
                                                                           appointment of BKD, LLP            / /     / /      / /
                                                                           as auditors for the fiscal
                                                                           year ending December 31,
                                                                           2004


                                                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                                                                      NOMINEE AND THE LISTED PROPOSITION.

                                                                      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                      INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE
                                                                      VOTED FOR EACH OF THE NOMINEES AND THE
                                                                      PROPOSITION STATED. IF ANY OTHER BUSINESS IS
                                                                      PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY
                                                                      WILL BE VOTED IN ACCORDANCE WITH THE DETERMINA
                                                                      -TION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT
                                                                      THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
                                                                      OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                                                      ANNUAL MEETING. THIS PROXY ALSO CONFERS
                                                                      DISCRETIONARY AUTHORITY ON THE BOARD OF
                                                                      DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF
                                                                      THE MINUTES OF THE PRIOR ANNUAL MEETING OF
                                                                      SHAREHOLDERS, THE ELECTION OF ANY PERSON AS
                                                                      DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR
                                                                      FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS
                                                                      INCIDENT TO THE CONDUCT OF THE 2004 ANNUAL
                                                                      MEETING.


Please be sure to sign and date             -----------------------
   this proxy in the box below             /    Date              /
-------------------------------------------------------------------
/                                                                 /
/Shareholder sign above.         Co-holder (if any) sign above    /
-------------------------------------------------------------------
/                                                                 /
-------------------------------------------------------------------



    Detach above card, date, sign and mail in postage-paid envelope provided.
                                AMERIANA BANCORP
-------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

------------------------------------

------------------------------------